UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2012

CINCINNATI BELL INC.
(Exact name of registrant as specified in its charter)

Commission File No. 1-8519

Ohio	31-1056105
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

221 East Fourth Street, Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Compensatory Arrangements of Certain Officers.

On April 30, 2012, the Compensation Committee of the Board of Directors of Cincinnati Bell, Inc. (the “Company”) granted to Kurt A. Freyberger, Chief Financial Officer of the Company, an additional performance unit target award of up to $1,700,000 under the Company's Data Center Performance Plan in recognition of his promotion to Chief Financial Officer of the Company. The Data Center Performance Plan is an incentive program established in December 2010, under the Company's 2007 Long Term Incentive Plan, to encourage rapid and profitable growth in the Data Center segment of the Company's business.
Additional information regarding the Data Center Performance Plan, including the terms and conditions upon which performance unit awards vest and are paid, is available in the Company's Current Report on Form 8-K filed on December 13, 2010.
Item 5.07

Submission of Matters to a Vote of Security Holders.

    The 2012 Annual Meeting of Shareholders of the Company was held on May 1, 2012. The final voting results for each of the proposals submitted for a vote of the shareholders are set forth below.
Proposal 1
The shareholders elected each of the Company's nominees for director to serve a one-year term until the 2013 Annual Meeting of Shareholders and until their respective successors are elected and qualified. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Bruce L. Byrnes	146,794,017	10,974,027	519,670	19,315,222
John F. Cassidy	155,601,312	2,521,654	164,748	19,315,222
Phillip R. Cox	146,168,001	11,944,698	175,015	19,315,222
Jakki L. Haussler	155,613,953	2,266,901	406,860	19,315,222
Craig F. Maier	147,227,987	10,805,544	254,183	19,315,222
Alan R. Schriber	156,247,547	1,703,856	336,311	19,315,222
Alex Shumate	147,035,407	10,808,136	444,171	19,315,222
Lynn A. Wentworth	155,862,157	2,099,410	326,147	19,315,222
Gary J. Wojtaszek	155,718,236	2,385,196	184,282	19,315,222
John M. Zrno	146,515,930	11,563,625	208,159	19,315,222
Proposal 2
The shareholders voted as follows to approve, by non-binding vote, the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
140,460,852	15,083,037	2,743,825	19,315,222
Proposal 3
The shareholders voted as follows to reapprove the material terms of the performance goals of the Company's 2007 Long Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
151,692,600	6,096,320	498,794	19,315,222
Proposal 4
The shareholders voted as follows to approve an amendment to the Company's 2007 Stock Option Plan for Non-Employee Directors:

For	Against	Abstain	Broker Non-Votes
150,405,627	7,440,543	441,544	19,315,222

Proposal 5
The shareholders ratified the Audit and Finance Committee's appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012. The voting results were as follows:

For	Against	Abstain
176,273,144	1,081,221	248,571

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date:	May 4, 2012	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel and Secretary